                                                                    EXHIBIT 11

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                         COMPUTATION PER SHARE EARNINGS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

          (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)



                                                                                                                WEIGHTED
                                                                                                                 AVERAGE
                                                                                               DAYS               SHARE
                                                                                           OUTSTANDING         OUTSTANDING
                                                                                          ---------------     --------------
Average share price for year ended
 December 31, 1998 (1)                                                 $      17.44

                    BASIC

Average common shares outstanding                                                                              73,334,315

Net income                                                                                                       $106,188

Less dividends on preferred shares:
   Series A                                                            $      8,337
   Series B                                                                   2,556
   Series C                                                                   2,480
   Series C-1                                                                    53
   Series C-2                                                                    12
   Series D                                                                   4,134
   Series D-1                                                                    47                               (17,619)
                                                                                                                  --------

Net income allocable to common  shares                                                                             88,569
                                                                                                                  -------
                                                                                                                  -------

Per share amount                                                                                                $    1.21
                                                                                                                ---------
                                                                                                                ---------

                   DILUTED
1996 WARRANTS:
As of January 1, 1998                               6,246,096
Series A Preferred Shares                          (5,871,330)
                                                   ----------
   Excess 1996 Warrants (a)                           374,766
                                                   ----------
                                                   ----------

Per Share Price
   Average Market Price (b)                                            $      17.44
   Exercise Price (c)                                                  $      16.01
Common equivalent shares ((b-c)*a)/b                                                            365                30,729

1997 WARRANTS:
As of January 1, 1998                               2,089,552
Series B Preferred Shares                          (1,800,000)
                                                    ---------
   Excess 1997 Warrants (d)                           289,552
                                                    ---------
                                                    ---------


                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                      FOR THE YEAR ENDED DECEMBER 31, 1998

           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                                                                WEIGHTED
                                                                                                                 AVERAGE
                                                                                               DAYS               SHARE
                                                                                           OUTSTANDING         OUTSTANDING
                                                                                          ---------------     --------------

1997 WARRANT: (Continued)
Per Share Price
   Average Market Price (b)                                            $      17.44
   Exercise Price (e)                                                  $      15.00
Common equivalent shares ((b-e)*d)/b                                                            365                  40,511

1998 SUBSCRIPTION AGREEMENT:
Capital Notes issued 6/19/98 (g)                                       $    301,088
Per Share Price
   Average market price (b) (2)                                        $      17.19
Common equivalent shares (g*.05)/(b*.95)                                    921,856             196                 495,024
                                                                                                                 ----------
Weighted average common and common
   equivalent shares                                                                                             73,900,579
                                                                                                                 ----------
                                                                                                                 ----------


Net income                                                                                                       $  106,188
Less net income allocable to preferred                                                                              (17,619)
   shares                                                                                                        ----------

Net income allocable to common shares                                                                            $   88,569
                                                                                                                 ----------
                                                                                                                 ----------

Per share amount
                                                                                                                 $     1.20
                                                                                                                 ----------
                                                                                                                 ----------


Note - The Company's preferred shares were not included in the earnings per share calculation as their effect is antidilutive

(1) The share price used for the EPS calculation is based on the average daily closing market price of the Company's common stock as reported by the New York Stock Exchange.

(2) The share price used in the average daily closing market price of the Company's common stock as reported by the New York Stock Exchange from June 19, 1998 to December 31, 1998.

                                                                   EXHIBIT 11.2

                       WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                            COMPUTATION PER SHARE EARNINGS

                         FOR THE YEAR ENDED DECEMBER 31, 1997

              (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                                                              WEIGHTED
                                                                                                               AVERAGE
                                                                                            DAYS                SHARE
                                                                                         OUTSTANDING         OUTSTANDING
                                                                                       ----------------     --------------
Average share price for year ended
   December 31, 1997(1)                                                 $     17.00

BASIC

Common shares outstanding

As of January 1, 1997                              59,929,535                                365               52,929,535
Shares issued 5/21/97                              20,400,000                                225               12,575,342
                                                                                                              -----------

   Total Common shares                                                                                         65,504,877
                                                                                                              -----------
                                                                                                              -----------
   Net income                                                                                                 $    46,865
   Net income allocable preferred shares                                                                          (11,428)
                                                                                                              -----------
   Net income allocable to common shares                                                                      $    35,437
                                                                                                              -----------
                                                                                                              -----------

         Per share amount                                                                                     $      0.54
                                                                                                              -----------
                                                                                                              -----------

DILUTED
1996 WARRANTS:
As of January 1, 1997                               6,246,096
Series A Preferred Shares                          (5,871,330)
                                                   ----------

   Excess 1996 Warrants (a)                           374,766
                                                   -----------
                                                   -----------
Per Share Price
   Average Market Price (b)                                          $     17.00
   Exercise Price (c)                                                $     16.01
Common equivalent shares (b-c)*a)/b                                                          365                   21,825

1997 WARRANTS:
As of May 21, 1997                                  2,089,552
Series B Preferred Shares                          (1,800,000)
                                                   ----------


                       WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                      COMPUTATION PER SHARE EARNINGS (CONTINUED)

                         FOR THE YEAR ENDED DECEMBER 31, 1997

               (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                              WEIGHTED
                                                                                                               AVERAGE
                                                                                            DAYS                SHARE
                                                                                         OUTSTANDING         OUTSTANDING
                                                                                       ----------------     ---------------
1997 WARRANTS: (Continued)
   Excess 1997 Warrants (d)                           289,552
                                                      -------
                                                      -------
Per Share Price
   Average Market Price (e)                                          $     17.00
   Exercise Price (f)                                                $     15.00
Common equivalent shares ((e-f)*d)/e                                                           225                 20,999
                                                                                                              -----------


Weighted average common and common equivalent
  shares                                                                                                       65,547,701
                                                                                                              -----------
                                                                                                              -----------
Net income                                                                                                      $  46,865
Less net income allocable to preferred
  shares                                                                                                          (11,428)
                                                                                                              -----------

Net income allocable to common shares                                                                           $  35,437
                                                                                                              -----------
                                                                                                              -----------
Per share amount                                                                                                $    0.54
                                                                                                              -----------
                                                                                                              -----------




Note - The Series A and B preferred shares were not included in the earnings per share calculation as their effect is antidilutive.

(1) The share price used for the EPS calculations is based on the closing market price as reported by the New York Stock Exchange on December 31, 1997, since the average market price of the Company's stock was not available prior to the Company's IPO in May 1997.

                                                                  EXHIBIT 11.3

                       WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                            COMPUTATION PER SHARE EARNINGS

                         FOR THE YEAR ENDED DECEMBER 31, 1996

             (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)




                                                                                                               WEIGHTED AVERAGE
                                                                                               DAYS                 SHARES
                                                                                            OUTSTANDING           OUTSTANDING
                                                                                          ----------------   ------------------
Market price for the year ended December 31, 1996(1)                          $   16.01

BASIC AND DILUTED
    Common Shares Outstanding:
    -------------------------
    As of January 1, 1996                                       45,108,541                        365           45,108,541
    Shares issued 4/1/98                                           175,656                        274              131,742
    Shares issued 7/1/96                                         7,645,338                        183            3,822,669
                                                                                                               -----------
         Total common shares                                                                                    49,062,952
                                                                                                               -----------
                                                                                                               -----------
Net income                                                                                                     $    24,696
Net income allocable preferred shares                                                                               (4,264)
                                                                                                               -----------
Net income allocable to common shares                                                                               20,432
                                                                                                               -----------
                                                                                                               -----------
    Per share amount                                                                                           $      0.42
                                                                                                               -----------
                                                                                                               -----------

Note - The Company's preferred shares were not included in the earnings per share calculation as their effect is antiduilutive

(1) The share price used for the EPS calculation is based on the sale of 19,631,543 shares to WAT in July of 1996, since the average market price of the Company's stock was not available during the year.